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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): AUGUST 6, 1999



                           IBIS TECHNOLOGY CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        MASSACHUSETTS               0-23150                04-2987600
        -------------               -------                ----------
       (State or other            (Commission            (IRS Employer
       jurisdiction of            File Number)         Identification No.)
        incorporation)


        32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
        --------------------------------------------         ---------
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code: (978) 777-4247




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ITEM 5.   OTHER EVENTS.

         On August 9, 1999, the Registrant publicly disseminated a press release announcing the closing on August 6, 1999 of its previously announced public offering of 1,000,000 shares of common stock, which were issued and sold by the Registrant at $27.00 per share. The offering was underwritten by SoundView Technology Group, Inc.

         The Registrant intends to use the net proceeds raised from the offering of the shares to fund research and development, capital expenditures, working capital and for other general corporate purposes.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

EXHIBIT
NUMBER            DESCRIPTION

 99.1        The Registrant's Press Release dated August 9, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IBIS TECHNOLOGY CORPORATION
                                    ----------------------------
                                         (Registrant)



Date: August 9, 1999                By: /s/ DEBRA L. NELSON
                                        ----------------------------------
                                        Debra L. Nelson, Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION

99.1           The Registrant's Press Release dated August 9, 1999